UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 8, 2014

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor Boston, Massachusetts	02199
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 453-6553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2014, InspireMD, Inc. (the “Company”) held its 2014 annual meeting of stockholders (the “Annual Meeting”). As previously reported in the Company’s definitive proxy statement dated October 27, 2014 (the “2014 Proxy”), the term of the Company’s Class 3 directors, Campbell Rogers, M.D. and James Barry, Ph.D., was scheduled to expire at the Annual Meeting and the Board nominated each of Drs. Rogers and Barry for reelection at the Annual Meeting as Class 3 directors.

At the Annual Meeting, Drs. Rogers and Barry were each elected as a Class 3 member of the Board to serve for a term expiring at the Company’s 2017 annual meeting of stockholders.

For more information about the matters above, see the Company’s 2014 Proxy, the relevant portions of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following two proposals were submitted to the Company’s stockholders:

(1)	Election of two Class 3 directors to serve on the Board for a term of three years or until their successors are elected and qualified, for which the following are nominees: Campbell Rogers, M.D. and James Barry, Ph.D.

(2)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

For more information about the foregoing proposals, see the Company’s 2014 Proxy. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(1)	Election of two Class 3 directors to serve on the Board for a term of three years or until their successors are elected and qualified:

Director	For	Withheld	Broker Non-Votes
Campbell Rogers, M.D.	13,398,306	177,778	13,920,440
James Barry, Ph.D	13,398,313	177,771	13,920,440

(2)	Ratification of the appointment of Kesselman & Kesselman, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014:

For	Against	Abstain
27,242,411	246,354	7,759

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inspiremd, inc.

Date: December 9, 2014	By:	/s/ Craig Shore
Name: Craig Shore
Title: Chief Financial Officer